 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 15, 2015 (May 13, 2015)

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ASCENT SOLAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street Thornton, Colorado		80241
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code:    (720) 872-5000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ascent Solar Technologies, Inc. announced that William M. Gregorak, its Chief Financial Officer, has resigned from his position effective May 13, 2015.

In connection with his departure, and pursuant to the terms of a confidential settlement agreement and release, dated May 13, 2015, the Company has agreed to continue to pay Mr. Gregorak his base salary through January 31, 2016. The Company will also reimburse Mr. Gregorak’s COBRA insurance premiums through December 31, 2015. The agreement contains a customary mutual release and a customary mutual non-disparagement covenant.

Victor Lee, the Company’s Chief Executive Officer, will serve as the Company’s interim principal financial officer. Information about Mr. Lee’s age, business experience and compensation has been previously reported, most recently in the Company’s Definitive Proxy Statement filed with the U.S. Securities and Exchange Commission on May 1, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

May 15, 2015	By:	/s/ Victor Lee
Name: Victor Lee
Title: Chief Executive Officer